EXHIBIT 99.2

Unaudited Pro Forma Financial Data

On August 16, 2005, Huntsman LLC (“HLLC”) merged (the “Merger”) with and into Huntsman International LLC (the “Company”), with the Company continuing in existence as the surviving entity in the Merger.  On that same day, immediately prior to the Merger, two consolidated subsidiaries of HLLC, Huntsman Specialties Chemical Corp. (“HSCC”) and Huntsman Specialty Chemicals Holding Corp. (“HSCHC”), merged with each other and then with and into HLLC.  Also, immediately prior to the Merger, Huntsman International Holdings LLC (“HIH”), the direct parent of the Company, merged with and into the Company.

The Company is, and each of HLLC, HSCHC, HSCC and HIH were, direct or indirect wholly owned subsidiaries of Huntsman Corporation (“Huntsman”).  Huntsman effected the Merger to simplify the consolidated group’s financing and public reporting structure, to reduce its cost of financing and to facilitate other organizational efficiencies.  As a result of the Merger and the merger of HIH with and into the Company, the Company succeeded to the assets, rights and obligations of HIH and HLLC (which included those of HSCHC and HSCC).  Prior to August 16, 2005, HIH owned 100% of the Company, and HLLC indirectly owned through HSCC approximately 42% of the equity of HIH.  Also prior to August 16, 2005, HLLC owned 100% of HSCHC, which owned 100% of HSCC.

HSCHC, HSCC and HIH had no separate operating assets other than their direct or indirect investments in the Company.

HLLC was among the world’s largest global manufacturers of differentiated and commodity chemical products.  HLLC was a separate public reporting company, and information about HLLC’s business, assets, liabilities and financial performance is contained in its SEC reports filed prior to the Merger, which are available on the SEC’s website at www.sec.gov.

No consideration was paid by the Company in connection with the Merger other than the issuance of additional equity in the Company to Huntsman in exchange for its ownership interest in HLLC, HSCHC, HSCC and HIH.

Prior to May 2003 (the “Date of Common Control”), the Company was a 100% owned subsidiary of HIH and HIH was initially owned 60% by HLLC, 30% by Imperial Chemical Industries plc (“ICI”) and 10% by institutional investors. Because of the significant rights granted initially to ICI in the HIH operating agreement, HLLC accounted for its interest in HIH under the equity method of accounting.  As of the Date of Common Control, Huntsman completed the acquisition of the membership interests held by ICI and the institutional investors.

The pro forma statements of operations data for the six months ended June 30, 2005 and 2004 and the years ended December 31, 2004 and 2003 set forth below gives effect to the Merger as if it had occurred on the Date of Common Control.  The pro forma balance sheet data set forth below gives effect to the Merger as if it had occurred on June 30, 2005. The Merger is accounted for as an exchange of shares between entities under common control similar to the pooling method.  The pro forma adjustments represent those adjustments required to achieve the pooling of interests effective as of the Date of Common Control.

The pro forma statements of operations data for all periods also give effect to the merger of HIH with and into the Company as if it had occurred on January 1, 2003.  The pro forma balance sheet gives effect to the merger of HIH with and into the Company as if it had occurred on June 30, 2005.

HUNTSMAN INTERNATIONAL LLC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2005

(in millions of dollars)

	Huntsman
	International LLC	HLLC	Pro Forma Adjustments		Pro Forma
Revenues	$3,878.5	$2,373.2	$(181.2	)(a)	$6,070.5

Cost of goods sold	3,189.1	2,097.9	(174.1	)(a)	5,112.9

Gross profit	689.4	275.3	(7.1)		957.6

Expenses:
Selling, general and administrative	182.1	85.0	(6.0	)(b)
			(1.4	)(c)	259.7
Research and development	22.4	10.6			33.0
Other operating expense (income)	30.2	(2.2)			28.0
Restructuring and plant closing costs	25.5	4.3			29.8
Total expenses	260.2	97.7	(7.4)		350.5

Operating income	429.2	177.6	0.3		607.1

Interest expense, net	(117.1)	(78.4)	(20.2	)(d)	(215.7)

Loss on accounts receivable securitization program	(5.6)	—			(5.6)
Equity in income (loss) of investments in unconsolidated affiliates	—	69.9	(64.8	)(e)	5.1
Other expense	(3.1)	(40.1)	(34.4	)(f)	(77.6)

Income (loss) before income taxes and minority interest	303.4	129.0	(119.1)		313.3

Income tax (expense) benefit	(56.7)	—			(56.7)

Income before minority interest	246.7	129.0	(119.1)		256.6

Minority interest in subsidiaries’ loss	(0.1)	—			(0.1)

Income from continuing operations	$246.6	$129.0	$(119.1)		$256.5

Notes to Pro Forma Adjustments

(a)   To elimate sales between the Company and HLLC.

(b)   To eliminate service charges from HLLC to the Company.

(c)   To give effect to the purchase accounting adjustments associated with HIH’s acquisition of the Company.

(d)   To record interest expense associated with HIH debt.

(e)   To eliminate HLLC equity in earnings of HIH.

(f)    To reflect the loss on early extinguishment of HIH debt.

HUNTSMAN INTERNATIONAL LLC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2004

(in millions of dollars)

	Huntsman
	International LLC	HLLC	Pro Forma Adjustments		Pro Forma
Revenues	$3,085.6	$1,908.7	$(187.8	)(a)	$4,806.5

Cost of goods sold	2,704.4	1,787.5	(180.7	)(a)	4,311.2

Gross profit	381.2	121.2	(7.1)		495.3

Expenses:
Selling, general and administrative	185.8	72.5	(6.0	)(b)	252.3
Research and development	21.0	11.4			32.4
Other operating expense (income)	19.6	(5.2)			14.4
Restructuring and plant closing costs	133.6	25.6			159.2
Total expenses	360.0	104.3	(6.0)		458.3

Operating income	21.2	16.9	(1.1)		37.0

Interest expense, net	(131.9)	(88.9)	(56.7	)(c)	(277.5)

Loss on accounts receivable securitization program	(6.5)	—			(6.5)
Equity in (loss) income of investments in unconsolidated affiliates	—	(109.9)	111.6	(d)	1.7
Other expense	(0.2)	(3.7)			(3.9)

Loss before income taxes	(117.4)	(185.6)	53.8		(249.2)

Income tax (expense) benefit	(8.3)	0.8			(7.5)

Loss from continuing operations	$(125.7)	$(184.8)	$53.8		$(256.7)

Notes to Pro Forma Adjustments

(a)   To elimate sales between the Company and HLLC.

(b)   To eliminate service charges from HLLC to the Company.

(c)   To record interest expense associated with HIH debt.

(d)   To eliminate HLLC equity in earnings of HIH.

HUNTSMAN INTERNATIONAL LLC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2004

(in millions of dollars)

	Huntsman
	International LLC (a)	HLLC	Pro Forma Adjustments		Pro Forma
Revenues	$6,444.0	$4,191.6	$(363.8	)(b)	$10,271.8

Cost of goods sold	5,611.3	3,875.9	(349.8	)(b)	9,137.4

Gross profit	832.7	315.7	(14.0)		1,134.4

Expenses:
Selling, general and administrative	367.7	154.2	(12.0	)(c)
			(2.4	)(d)	507.5
Research and development	40.9	20.6			61.5
Other operating expense (income)	(14.4)	(11.6)			(26.0)
Restructuring and plant closing costs	249.5	40.8			290.3
Total expenses	643.7	204.0	(14.4)		833.3

Operating income	189.0	111.7	0.4		301.1

Interest expense, net	(254.2)	(178.8)	(115.5	)(e)	(548.5)

Loss on accounts receivable securitization Program	(15.6)	—			(15.6)
Equity in income (loss) of investments in unconsolidated affiliates	—	(95.8)	99.7	(f)	3.9
Other expense	(19.5)	(6.2)			(25.7)

Income (loss) before income taxes	(100.3)	(169.1)	(15.4)		(284.8)

Income tax (expense) benefit	58.6	(7.8)			50.8

Income from continuing operations	$(41.7)	$(176.9)	$(15.4)		$(234.0)

Notes to Pro Forma Adjustments

(a)   On July 6, 2005, we sold our toluene di-isocyanate (“TDI”) business.  Our historical results of operations have been restated to reflect the TDI business as discontinued operations.

(b)   To elimate sales between the Company and HLLC.

(c)   To eliminate service charges from HLLC to the Company.

(d)   To give effect to the purchase accounting adjustments associated with HIH’s acquisition of the Company.

(e)   To record interest expense associated with HIH debt.

(f)    To eliminate HLLC equity in losses of HIH.

HUNTSMAN INTERNATIONAL LLC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2003

(in millions of dollars)

	Huntsman
	International LLC (a)	HLLC	Pro Forma Adjustments		Pro Forma
Revenues	$5,183.2	$3,233.6	$(177.9	)(b)
			(1,105.7	)(c)	$7,133.2

Cost of goods sold	4,596.2	3,019.1	(168.5	)(b)
			(1,043.5	)(c)	6,403.3

Gross profit	587.0	214.5	(71.6)		729.9

Expenses:
Selling, general and administrative	368.0	143.9	(8.0	)(d)
			(50.0	)(c)	453.9
Research and development	49.4	22.0	(7.4	)(c)	64.0
Other operating expense (income)	(65.6)	(8.3)	5.4	(c)	(68.5)
Restructuring and plant closing costs	56.7	(1.7)			55.0
Total expenses	408.5	155.9	(60.0)		504.4

Operating income	178.5	58.6	(11.6)		225.5

Interest expense, net	(251.5)	(150.3)	(103.2	)(e)
			45.8	(c)	(459.2)
Loss on accounts receivable securitization program	(32.4)	—			(32.4)
Equity in income (loss) of investments in unconsolidated affiliates	—	(139.5)	141.2	(f)	1.7
Other expense	(1.3)	(0.9)	1.4	(c)	(0.8)

Income (loss) before income taxes	(106.7)	(232.1)	73.6		(265.2)

Income tax (expense) benefit	(21.6)	(16.1)			(37.7)

Income from continuing operations	$(128.3)	$(248.2)	$73.6		$(302.9)

Notes to Pro Forma Adjustments

(a)   On July 6, 2005, we sold our toluene di-isocyanate (“TDI”) business.  Our historical results of operations have been restated to reflect the TDI business as discontinued operations.

(b)   To elimate sales between the Company and HLLC.

(c)   To eliminate the activity of HLLC prior to the Date of Common Control.

(d)   To eliminate service charges from HLLC to the Company.

(e)   To record interest expense associated with HIH debt.

(f)    To eliminate HLLC equity in losses of HIH.

HUNTSMAN INTERNATIONAL LLC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2005

(in millions of dollars)

	Huntsman
	International LLC	HLLC	Pro Forma Adjustments		Pro Forma
ASSETS
Cash and equivalents	$112.2	$14.2			$126.4
Restricted cash	—	13.5			13.5
Accounts and notes receivable, net	810.2	573.3	$(85.0	)(a)	1,298.5
Inventories, net	759.1	356.2			1,115.3
Prepaid expenses	16.0	1.8			17.8
Deferred income taxes	10.2	0.5			10.7
Other current assets	55.8	1.9			57.7
Total current assets	1,763.5	961.4	(85.0)		2,639.9

Property plant and equipment, net	2,921.4	1,211.2	18.7	(b)	4,151.3
Investment in unconsolidated affiliates	151.5	197.9	(18.7	)(b)
			(153.5	)(c)	177.2
Intangible assets, net	236.1	30.7	(32.8	)(d)	234.0
Goodwill	—	3.3			3.3
Deferred income taxes	—	8.3			8.3
Receivable from affiliates	—	9.5			9.5
Other noncurrent assets	477.0	162.2			639.2
Total assets	$5,549.5	$2,584.5	$(271.3)		$7,862.7

LIABILITIES AND MEMBER’S EQUITY
Accounts payable	$663.2	$335.1	$(85.0	)(a)
			1.8	(e)	$915.1
Accrued liabilities	324.9	199.5			524.4
Deferred income taxes	—	8.3			8.3
Current portion of long-term debt	20.7	4.6			25.3
Total current liabilities	1,008.8	547.5	(83.2)		1,473.1

Long-term debt	2,775.1	1,554.6			4,329.7
Deferred income taxes	164.5	0.4			164.9
Other noncurrent liabilities	355.4	269.2			624.6
Total liabilities	4,303.8	2,371.7	(83.2)		6,592.3

Minority interest	18.2	—	—		18.2

Member’s equity:
Member’s equity	1,026.1	1,428.4	466.6	(f)
			(339.4	)(g)	2,581.7
Retained earnings (accumulated deficit)	174.7	(1,230.3)	221.8	(h)
			(501.2	)(i)	(1,335.0)
Accumulated other comprehensive income	26.7	14.7	(35.9	)(j)	5.5
Total member’s equity	1,227.5	212.8	(188.1)		1,252.2

Total liabilities and member’s equity	$5,549.5	$2,584.5	$(271.3)		$7,862.7

Notes to Pro Forma Adjustments

(a)   To eliminate receivables and payables between HLLC and the Company.

(b)   To reflect the purchase accounting adjustments recorded by HSCC for its acquisition of the Company.

(c)   To eliminate HLLC’s equity investment in the Company.

(d)   To reflect the purchase accounting adjustments recorded by HIH for its acquisition of the Company.

(e)   To eliminate the Company’s intercompany receivable from HIH.

(f)    To record the member’s equity of HIH, HSCC and HSCHC.

(g)   To eliminate HLLC’s equity investment in HIH.

(h)   To elimate HLLC’s equity in earnings of HIH.

(i)    To record the cumulative losses from HIH.

(j)    To eliminate HLLC’s equity in other comprehensive income of HIH.